STERLING CAPITAL FUNDS

SUPPLEMENT DATED MAY 22, 2019

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS,

DATED FEBRUARY 1, 2019

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional, Class R and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2019, with respect to Sterling Capital Total Return Bond Fund:

Change in Investment Strategies

Effective immediately, the first paragraph of Sterling Capital Total Return Bond Fund’s “Principal Strategy” section is replaced with the following:

The Fund seeks above-average total return through any combination of current income and capital appreciation. To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities and collateralized mortgage obligations, municipal securities, and convertible securities. All securities will be U.S. dollar-denominated although the Fund may invest in U.S. dollar-denominated foreign and emerging market securities. The Fund will invest in securities that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), or are determined by the portfolio manager to be of comparable quality).

Change in Principal Risks

Effective immediately, “High-Yield/High-Risk Debt Securities” risk is removed from Sterling Capital Total Return Bond Fund’s “Principal Risks” section.

Change in Investment Practices

Effective immediately, the “Investment Practices” table on page 162 of the Retail Prospectus and page 214 of the Institutional Prospectus will no longer reflect that Sterling Capital Total Return Bond Fund may use High-Yield/High-Risk Debt Securities as a part of either its principal or non-principal strategy.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-0519-1